UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2009

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

22 Corporate Woods Blvd.
Albany, NY 12211

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (518) 533-4600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOMENTIVE PERFORMANCE MATERIALS INC.

Item 1.01 Entry into a Material Definitive Agreement

1.           12½% Second-Lien Senior Secured Notes due 2014, Indenture, Collateral Agreement and Intercreditor Agreement

           On June 15, 2009, Momentive Performance Materials Inc. (the “Company”) issued $200,000,000 aggregate principal amount of 12½% Second-Lien Senior Secured Notes due 2014 (the “notes”), which mature on June 15, 2014, pursuant to an indenture (the “Indenture”), dated as of June 15, 2009, among the Company, the guarantors named therein (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral trustee (the “Trustee” and “Collateral Trustee,” respectively). The notes were issued in transactions exempt from registration under the Securities Act of 1933.

           The Company will pay interest on the notes at a rate of 12½% per annum, payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2009, to holders of record at the close of business on June 1 and December 1 of each year.

           The Company may redeem the notes, in whole or in part, prior to December 15, 2011 at 100% of their principal amount, together with any accrued and unpaid interest, plus a “make-whole” premium. The Company may redeem the notes, in whole or part, at any time on or after December 15, 2011, at the redemption prices set forth in the Indenture. At any time and from time to time on or prior to December 15, 2011, the Company may redeem in the aggregate up to 35% of the notes using the net cash proceeds of certain equity offerings, at a redemption price equal to 112.5% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, provided that, among other things, at least 65% in aggregate principal amount of the notes remain outstanding. In addition, upon the occurrence of certain change of control transactions with respect to the Company, each holder will have the right to require the Company to repurchase all or any part of such holder’s notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest.

           The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) pay dividends or make distributions to our stockholders; (iii) repurchase or redeem capital stock or subordinated indebtedness; (iv) make investments or acquisitions; (v) incur restrictions on the ability of certain of our subsidiaries to pay dividends or to make other payments to us; (vi) enter into transactions with our affiliates; (vii) grant liens on assets; (viii) merge or consolidate with other companies or transfer all or substantially all of our assets; and (ix) transfer or sell assets. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

           The indebtedness evidenced by the notes and the guarantees thereof is senior secured indebtedness of the Company and Guarantors, respectively. Pursuant to the Collateral Agreement, dated as of June 15, 2009, among the Company, the Guarantors and the Collateral Trustee (the “Collateral Agreement”) and certain other mortgages and security documents, the notes and the guarantees thereof are secured by substantially all of the assets of the Company and the Guarantors which secure the Company’s and the Guarantors’ obligations under the Company’s senior secured credit facilities (the “Collateral”). Pursuant to the Intercreditor Agreement, dated as of June 15, 2009, among JPMorgan Chase Bank, N.A., as first priority representative, the Collateral Trustee, as second priority representative, the Company and the Guarantors (the “Intercreditor Agreement”), the liens securing the notes and the guarantees thereof are junior and subordinated to the liens securing the Company’s senior secured credit facilities with respect to all Collateral.

           A copy of each of the Indenture, Collateral Agreement and Intercreditor Agreement is attached to, and incorporated by reference into this Item of this Current Report on Form 8-K as Exhibit 4.1, 4.2 and 4.3, respectively. The foregoing descriptions of each of the Indenture, Collateral Agreement and Intercreditor Agreement are qualified in their entirety by reference to the full text of each of the Indenture, Collateral Agreement and Intercreditor Agreement.

2.            Registration Rights Agreement

           On June 15, 2009, in connection with the issuance of the notes, the Company and the Guarantors entered into a registration rights agreement with J.P. Morgan Securities Inc., J.P. Morgan Securities Ltd., UBS Securities LLC and UBS Limited, as dealer managers, relating to, among other things, an exchange offer for the notes and the related guarantees (the “Registration Rights Agreement”).

           Subject to the terms of the Registration Rights Agreement, the Company and the Guarantors will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the notes as part of an offer to exchange freely tradable exchange notes for the notes not later than 366 days after the date of the initial issuance of the notes (the “exchange date”). However, the Company and the Guarantors will not be required to consummate any exchange offer or file or make effective such registration if, prior to the exchange date, the notes (other than those held by or on behalf of affiliates of the Company) have become freely tradeable and the restrictive legends on the notes have been removed.

           If the Company fails to satisfy its registration obligations under the Registration Rights Agreement (a “registration default”), including, if required, its obligation to have an effective shelf registration statement for the notes, the annual interest rate on the notes will increase by 0.25% . The annual interest rate on the notes will increase by 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate. If the registration default is corrected, the applicable interest rate of the notes will revert to the original level.

           A copy of the Registration Rights Agreement is attached to, and incorporated by reference into this Item of this Current Report on Form 8-K as Exhibit 4.4. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

     (d) Exhibits. The following exhibits are being filed herewith:

           4.1    Indenture, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and as collateral trustee.

           4.2    Collateral Agreement, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., the subsidiaries of Momentive Performance Materials Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as collateral trustee.

           4.3    Intercreditor Agreement, dated as of June 15, 2009, by and among JPMorgan Chase Bank, N.A., as first priority representative, Momentive Performance Materials Inc., the subsidiaries of Momentive Performance Materials Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as second priority representative.

           4.4    Registration Rights Agreement, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and J.P. Morgan Securities Inc., J.P. Morgan Securities Ltd., UBS Securities LLC and UBS Limited, as dealer managers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

By: /s/ Douglas A. Johns
Name: Douglas A. Johns
Title: General Counsel and Secretary

Date: June 15, 2009

EXHIBIT INDEX

Exhibit Number	Description

4.1     Indenture, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and as collateral trustee.

4.2     Collateral Agreement, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., the subsidiaries of Momentive Performance Materials Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as collateral trustee.

4.3     Intercreditor Agreement, dated as of June 15, 2009, by and among JPMorgan Chase Bank, N.A., as first priority representative, Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as second priority representative.

4.4     Registration Rights Agreement, dated as of June 15, 2009, by and among Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and J.P. Morgan Securities Inc., J.P. Morgan Securities Ltd., UBS Securities LLC and UBS Limited, as dealer managers.